                            PATENT LICENSE AGREEMENT
                       FOR PEGASUS DEVELOPMENT CORPORATION


         This Agreement is made this 13th day of January 2000 by and between:

         PMC SATELLITE DEVELOPMENT, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware, United States of America and having a principal place of business at 110 East 42nd Street, Suite 1704, New York, New York 10017-5611 (hereinafter "LICENSOR"), and

         PEGASUS DEVELOPMENT CORPORATION, a subsidiary of PEGASUS Communications Corporation ("PCC"), a corporation organized and existing under the laws of the State of Delaware and located c/o Pegasus Communications Management Company, 225 City Line Avenue, Bala Cynwyd, Pennsylvania 19006 (hereinafter "PEGASUS" or "LICENSEE");

                                    RECITALS


         LICENSOR is the exclusive licensee under that certain Patent License Agreement dated January 13, 2000 ("PMC SATELLITE LICENSE") for a specified
FIELD OF USE as to certain issued patents and patent applications pending in the United States and foreign countries relating to, among other things, personalized interactive broadcast media which are assigned to Personalized Media Communications, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware and having a principal place of business at 110 East 42nd Street, Suite 1704, New York, New York 10017-5611 ("PMC"). The currently issued United States patents and any patents issuing from any pending United States and foreign patent applications assigned to PMC and exclusively licensed to LICENSOR are further identified below and are referred to herein as the SUBJECT PATENTS.

         LICENSEE desires to acquire an exclusive sublicense under the SUBJECT PATENTS, including any patents issuing after the date of this Agreement, for the FIELD OF USE, with a right to sublicense such patents and subject to certain conditions in prior licenses as recited below.


         LICENSOR has the right to grant the exclusive sublicense described herein to LICENSEE under the SUBJECT PATENTS, including any patent issuing after the date of this Agreement, within the FIELD OF USE, and is willing to do so on the terms and conditions recited in this Agreement.

         NOW, THEREFORE, LICENSOR and LICENSEE agree as follows.

         In addition to the terms appearing in bold type above, other terms appearing in bold type are defined in Article 8 of this Agreement.

                            ARTICLE 1. LICENSE GRANT

         1.01 LICENSOR hereby grants to LICENSEE, during the term of this Agreement, an exclusive sublicense to use the inventions disclosed and claimed in the SUBJECT PATENTS within the FIELD OF USE including the right to grant sublicenses on the conditions specified herein. The license granted herein is subject to rights granted in the prior field-of-use licenses issued to (1) The Weather Channel, Inc. for the delivery of weather information under the Patent License Agreement for Lanmark Communications, Inc. and The Weather Channel, Inc. dated January 31, 1996 and (2) to StarSight Telecast Inc. ("STARSIGHT") for the delivery of schedule information under the Patent License Agreement for StarSight Telecast Inc. dated March 2, 1994 ("STARSIGHT LICENSE"), only if such StarSight license exists.

         Notwithstanding the foregoing, in the event that PMC or an AFFILIATE(s)
(i) assigns any of the SUBJECT PATENTS to any person or entity, (ii) accepts an equity investment of $1 million or more from any person or entity (other than its existing interest holders or LICENSEE or its AFFILIATES) , (iii) engages in any transaction resulting in a change of control of PMC, (iv) licenses or sublicenses inventions disclosed in the SUBJECT PATENTS to STARSIGHT or any entity AFFILIATED with STARSIGHT (STARSIGHT and its AFFILIATES collectively being referred to as "STARSIGHT AFFILIATES") for a field of use other than that described in the STARSIGHT LICENSE or (v) settles its outstanding disputes with STARSIGHT, then PMC will, or will cause its AFFILIATE(s) to, obligate in writing any party to the foregoing transactions to: (i) if the party is a STARSIGHT AFFILIATE, not sue LICENSEE and its SUBLICENSEES and their AFFILIATES for infringement of the SUBJECT PATENTS within the field of use licensed to STARSIGHT under the STARSIGHT LICENSE, if such license exists; (ii) if the party is not a STARSIGHT AFFILIATE, agree to cause STARSIGHT not to sue LICENSEE and its SUBLICENSEES and their AFFILIATES for infringement of the SUBJECT PATENTS within the field of use licensed to STARSIGHT under the STARSIGHT LICENSE, if such license exists, in the event that such party becomes a STARSIGHT AFFILIATE or engages in an intellectual property licensing transaction with a STARSIGHT AFFILIATE.

         1.02 In furtherance of the sublicense granted herein, LICENSOR agrees to and will require PMC to furnish to LICENSEE all information requested by LICENSEE concerning the issued patents identified in Schedule A attached hereto and any subsequent patent which issues from the pending patent applications identified in Schedule B attached hereto; as well as all manufacturing and technical information requested by LICENSEE concerning or pertaining to the use of the inventions disclosed and/or claimed in those patents and pending patent applications within the FIELD OF USE, which manufacturing and technical information is in PMC's possession at the time of such request.

         1.03 No provision in this Agreement shall be deemed to prevent LICENSOR and LICENSEE from entering into other agreements with PMC involving the SUBJECT PATENTS for activities or products other than those expressly set forth in the FIELD OF USE as defined in this Agreement.

         1.04 LICENSOR warrants and represents that it has obtained from PMC and hereby conveys to LICENSEE covenants from PMC not to sue LICENSEE and the CONSUMERS who subscribe to any of LICENSEE's or its AFFILIATES' services for any of the following: (i) the COMMUNICATION of any infringing PROGRAMMING SERVICES within the FIELD OF USE and the use by CONSUMERS who subscribe to LICENSEE's or its AFFILIATES' services of such PROGRAMMING SERVICES, (ii) the combination by a RECEIVER at a CONSUMER's location of PROGRAMMING SERVICES delivered by any means outside the FIELD OF USE with PROGRAMMING SERVICES delivered within the FIELD OF USE, but only if such combination is made independent of any service provided by LICENSEE or its AFFILIATES other than PROGRAMMING SERVICES within the FIELD OF USE, or (iii) any sale or provision of infringing RECEIVERS by LICENSEE or its AFFILIATES or their agents or dealers or use of such infringing RECEIVERS, when such RECEIVERS are principally intended for receipt of PROGRAMMING SERVICES delivered by LICENSEE or its AFFILIATES to such RECEIVERS within the FIELD OF USE. Further, LICENSOR warrants and represents that it has obtained from PMC and hereby conveys to LICENSEE the authority from PMC for LICENSEE, as agent for PMC, to grant to any party sublicensed by LICENSEE under this Agreement the covenants not to sue specified above, provided that such covenants not to sue are construed as though any such party sublicensed is LICENSEE, and LICENSOR agrees to require PMC to be bound by such specified covenants granted by LICENSEE. This provision shall, in no way, be construed as an implied license for the creators, programmers or distributors of infringing PROGRAMMING SERVICES, CONSUMERS who combine licensed PROGRAMMING SERVICES with infringing signals or program content, or the manufacturers of infringing RECEIVERS to make or sell any invention disclosed and claimed in the SUBJECT PATENTS.

                             ARTICLE 2. LICENSE FEES

         2.01 In consideration of the license granted hereunder, LICENSEE shall pay to LICENSOR (a) One Hundred Thousand United States Dollars ($100,000) twelve months after the EFFECTIVE DATE, (b) One Hundred Thousand United States Dollars ($100,000) twenty-four months after the EFFECTIVE DATE and (c) One Hundred Thousand United States Dollars ($100,000) thirty-six months after the EFFECTIVE DATE.
         2.02 PMC may, pursuant to this Agreement, designate one person to serve on PCC's Board of Directors ("DIRECTOR DESIGNATION RIGHT"). The DIRECTOR DESIGNATION RIGHT shall terminate upon the first to occur of the following: (i) termination of this Agreement or the commencement of litigation by one of the parties to this Agreement against the other relating to the respective party's rights and/or obligations under this Agreement; (ii) PMC's designee commits a breach of fiduciary duty to PCC; (iii) PMC or PMC's designee or AFFILIATES commits a material violation of any federal or state securities law in connection with the purchase or sale of any of PCC's securities; and (iv) PMC disposes of 50 percent or more of its holdings of PCC Class A Common Stock, measured on a fully diluted basis taking into consideration all of PCC Class A Common Stock and warrants to purchase PCC Class A Common Stock owned by PMC as of the EFFECTIVE DATE.

                             ARTICLE 3. ENFORCEMENT

         3.01 LICENSEE shall have the right to enforce the SUBJECT PATENTS in its own name against any person operating in the FIELD OF USE. Any enforcement action brought under this provision shall be conducted in consultation with PMC and LICENSOR and at LICENSEE'S sole expense. LICENSOR shall, and shall require PMC to, use reasonable best efforts to cooperate to the extent feasible with LICENSEE in any such enforcement action. LICENSOR shall, and shall require PMC to, execute upon request by LICENSEE all documents and take all other actions, including joining as a party, to the extent reasonably necessary to enforce any SUBJECT PATENT under this provision. PMC will be reimbursed for the reasonable time of its employees and its reasonable expenses which result from such cooperation, including any litigation costs resulting from becoming a party to any action (except for litigation costs relating to PMC's claims for infringements outside the FIELD OF USE that may be pursued in conjunction with LICENSEE's claims for infringements within the FIELD OF USE). If LICENSEE enforces the SUBJECT PATENTS in the FIELD OF USE, LICENSEE shall receive all proceeds and benefits from such enforcement action to the extent that the revenue and other benefits from such enforcement proceeding relates to infringement in the FIELD OF USE (even if PMC and LICENSOR cooperate in such enforcement, by joining as parties or otherwise). [omitted and filed separately with the Commission]

          3.02 If, under this Agreement, LICENSEE or any SUBLICENSEE is obligated to make any payment to LICENSOR or PMC under Exhibit 7.01 to this Agreement or the Option Agreement executed by PMC and PEGASUS concurrently herewith, LICENSEE or any such SUBLICENSEE shall keep and make available to PMC on reasonable notice sufficient records to allow PMC to determine that such payment is proper and complete. LICENSEE shall ensure that any SUBLICENSEE is obligated to keep and make available records as required by this Section 3.02. During the term of this Agreement and for two years following the termination or expiration of this Agreement, LICENSEE and any SUBLICENSEE shall permit its records to be inspected to determine the correctness of the computation of any payments made hereunder. Such inspections shall be during reasonable business hours and on reasonable notice to LICENSEE and any such SUBLICENSEES and shall be conducted by an auditor designated by PMC and acceptable to LICENSEE or such SUBLICENSEES. The acceptance by LICENSEE and any such SUBLICENSEE of such auditor designated by PMC shall not be unreasonably withheld. The auditor shall report to PMC the amount of any payments and the basis upon which it was determined. If the payments made in any payment period are found to have been understated by ten percent (10%) or more, LICENSEE or any such SUBLICENSEE shall reimburse PMC for its costs and expenses incurred in having the inspection conducted.

                       ARTICLE 4. WARRANTIES AND LIABILITY

         4.01 LICENSOR represents and warrants that it owns an exclusive license in the SUBJECT PATENTS for the FIELD OF USE and the inventions disclosed and/or claimed therein, and that it has the right to grant the license granted to LICENSEE pursuant to this Agreement, including all requirements for PMC to act on behalf of LICENSOR.

         4.02     Nothing in this Agreement shall be construed as:

         (a) a warranty or representation by LICENSOR or PMC as to the validity or scope of any of the SUBJECT PATENTS;

         (b) a warranty or representation by LICENSOR or PMC that any manufacture, use, lease, or sale of any product does not or will not infringe patents, copyrights, industrial design rights or other proprietary rights owned or controlled by third parties. LICENSOR or PMC shall not be liable to LICENSEE directly or as an indemnitor of (i) LICENSEE, (ii) LICENSEE'S sublicensees or
(iii) customers of LICENSEE'S sublicensees as a consequence of any alleged infringement of any such third party patents, copyrights, industrial design rights or other proprietary rights;

         (c) a requirement that LICENSOR or PMC shall file any patent applications, secure any patent, or maintain any patent in force. Notwithstanding the foregoing, LICENSOR shall require PMC to use its reasonable best efforts to prosecute the pending patent applications set out in Schedule B hereto. However, PMC shall have the sole discretion to abandon any application set out in Schedule B as is, in its opinion, unnecessary to claim fully the inventions disclosed in such applications;

         (d) an obligation to bring or prosecute actions or suits against third parties for infringement of any patent, except as otherwise set forth in Section 3.01; or

         (e) granting by implication, estoppel or otherwise, any license or rights under patents other than the SUBJECT PATENTS.

         4.03 In no event shall LICENSOR have any liability, in contract, tort or otherwise, arising out of or in any way connected with this Agreement to pay or return to LICENSEE royalties paid or accrued hereunder by LICENSEE to LICENSOR.

                         ARTICLE 5. TERM AND TERMINATION

         5.01 Unless terminated earlier under a provision of this Article 5, the license granted to LICENSEE under this Agreement shall extend from the EFFECTIVE DATE to the date of expiration of the last to expire of the SUBJECT PATENTS.

         5.02 LICENSOR may terminate the license granted to LICENSEE under this Agreement

         (a) for material breach by LICENSEE at any time of any duty to make required payments required by Exhibit 7.01 or the Option Agreement executed concurrently herewith or to mark RECEIVERS as required by Section 7.02, upon thirty (30) days written notice to LICENSEE identifying such breach; provided, however, that if LICENSEE satisfactorily remedies such breach within the thirty
(30) days after receiving notice of breach, then the license granted herein by LICENSOR to LICENSEE shall not terminate;

         (b) upon bankruptcy of PEGASUS or PCC if, at the time of such bankruptcy, any further payments to LICENSOR of any kinds may be due from LICENSEE; and

         (c) upon dissolution of PEGASUS.

         5.03 Any provision herein notwithstanding, LICENSEE may terminate this Agreement at any time by giving PMC at least thirty (30) days prior written notice. Upon such termination, all rights of LICENSEE and LICENSOR under this Agreement cease to have force and effect.

         5.04 Notwithstanding Section 5.03, termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party. In the event this Agreement is terminated for any reason, any sublicense granted by LICENSEE hereunder shall survive with PMC as licensor and any rights of LICENSEE as licensor of any such sublicense shall accrue to PMC.

                               ARTICLE 6. NOTICES

         Notices, reports and communications hereunder shall be deemed to have been sufficiently given if in writing and sent by overnight delivery service or registered mail, postage prepaid to the other party at the address given below. Until further notice, all notices shall be addressed as follows:

                  If from LICENSOR to LICENSEE:

                           Pegasus Development Corporation
                           c/o Pegasus Communications Management Company
                           225 City Line Avenue
                           Bala Cynwyd, Pennsylvania 19006
                           Attention: Marshall W. Pagon, President and Chief Executive Officer

                           With a copy to: Ted S. Lodge, Senior Vice President, Chief Administrative Officer and General Counsel

                  If from LICENSEE to LICENSOR

                           Stephen P. McCandless
                           Senior Vice President
                           PMC Satellite Development L.L.C.
                           110 East 42nd Street
                           Suite 1704
                           New York, New York  10017-5611

Each party may change such address by written notice to the other party.

                       ARTICLE 7. MISCELLANEOUS PROVISIONS

         7.01 Sublicenses; Assignment; Changes of Control. (a) (i) LICENSEE may, at its sole expense, grant sublicenses under the SUBJECT PATENTS within the FIELD OF USE. (ii) LICENSEE may assign this Agreement in whole or in part, by a transfer of control of LICENSEE or otherwise, without the prior written consent of LICENSOR, provided that the assignee expressly assumes all obligations of LICENSEE under this Agreement by a writing delivered to LICENSOR. Any such assignment will be conditioned on the requirements set forth in Exhibit 7.01 hereto. LICENSOR may assign this Agreement, in whole or in part, by transfer of control of LICENSOR or otherwise, with the prior written consent of LICENSEE, provided that assignee expressly assumes all the obligations of LICENSOR under this Agreement by a writing delivered to LICENSEE. (iii) In the event of any sublicenses, assignments and changes of control set forth in Exhibit 7.01 attached hereto, LICENSEE shall be obligated to pay the additional consideration and satisfy the other obligations, all as set forth in Exhibit 7.01. (b) LICENSEE agrees that the right of LICENSOR or PMC to receive the consideration as set forth in Exhibit 7.01 and to exercise the designation rights therein may be assigned separately by LICENSOR to any of PMC's AFFILIATES without the necessity of LICENSOR assigning the entire Agreement, provided that such rights are still governed by the terms and conditions of this Agreement.

         7.02 Marking. LICENSEE shall clearly and indelibly mark the packaging of any apparatus provided or sold to CONSUMERS by LICENSEE or sublicensees under this Agreement which embodies the inventions disclosed and claimed in the SUBJECT PATENTS with the words "Licensed to Patent" (or "Patents") and the number of the SUBJECT PATENTS applicable to such apparatus. LICENSEE and PMC shall review together the functionality of such apparatus to determine the SUBJECT PATENTS applicable, if any. LICENSEE shall require all SUBLICENSEES to be bound by this marking provision.

         7.03 Agency. Except as provided in Paragraphs 1.04 and 3.01 above, LICENSOR and LICENSEE agree and stipulate that neither LICENSEE nor LICENSOR shall be construed as acting as an agent or representative of the other or PMC in any dealings which either party may have with any other person, firm or corporation and that neither LICENSEE nor LICENSOR has any power to act for or legally bind the other or PMC in any transaction. This Agreement shall not be construed as any form of joint venture or partnership between LICENSEE and LICENSOR.

         7.04 APPLICABLE LAW. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         7.05 Severability. The terms and conditions of this Agreement are severable. If any condition of this Agreement is found to be illegal or unenforceable under any rule of law, all other terms shall remain in force. Further, the term or condition which is held to be illegal or unenforceable shall remain in effect as far as possible in accordance with the intention of the parties.

         7.06 Costs and Attorneys' Fees. In the event it is necessary for either party to commence legal proceedings against the other to enforce this Agreement, or to collect amounts due hereunder, the prevailing party will be entitled to recover from the losing party its reasonable costs of suit and collection, including attorneys' fees.

         7.07 Entire Agreement. This Agreement constitutes the complete and exclusive statement of the agreement between LICENSOR and LICENSEE with respect to the subject matter hereof. There are no understandings, representations or warranties of any kind, oral or written, express or implied, with respect to the subject matter indicated above, except as expressly set forth herein. Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of that provision or of any other provision of this Agreement. Any claim of waiver of any right, obligation, term or condition of this Agreement and any claim that any provision of this Agreement has been modified or amended shall be null and void unless such waiver, modification or amendment is made in writing and signed by authorized representatives of both LICENSEE and LICENSOR.

         7.08 Confidentiality. The parties hereto agree that they will keep the terms of this Agreement confidential, and neither of the parties shall disclose such terms to any third party without prior written consent of the other party, except (i) as required by federal and state securities law (as determined by independent counsel to the party required to make such disclosure), (ii) in connection with a judicial or administrative proceeding or other filing with an administrative agency, (iii) to professional advisors who are bound by an obligation of confidentiality, or (iv) to existing or prospective lenders or investors who agree in writing not to disclose the terms and conditions of this Agreement. In addition, LICENSOR or LICENSEE may, in its discretion, disclose the FIELD OF USE licensed in this Agreement to third parties who agree in writing not to disclose the terms and conditions of this Agreement. With regard to a press release related to this Agreement and the relationship between LICENSOR and LICENSEE, both parties shall discuss and determine the timing and manner of the announcement and other details thereof after the execution of this Agreement.

         7.09 Third Party Beneficiary. The parties agree that PMC is intended to be a third beneficiary of the Agreement and PMC may directly enforce the rights given to it hereunder.

                             ARTICLE 8. DEFINITIONS

         8.01 "SUBJECT PATENTS" means the United States and foreign patents assigned to LICENSOR identified in Schedule A attached hereto, any United States or foreign patent issuing from the applications identified in Schedule B attached hereto and any United States or foreign patent issuing from any application that claims filing priority from any of the patents or patent applications identified on Schedule A or Schedule B.

         8.02 "FIELD OF USE" means the field of COMMUNICATION of PROGRAMMING SERVICES through a SATELLITE COMMUNICATION SYSTEM to a CONSUMER through a RECEIVER, the CONSUMER's use of such PROGRAMMING SERVICES and the COMMUNICATION of information resulting from a CONSUMER's use of PROGRAMMING SERVICES by means of any return path, including satellite and terrestrial modes. The FIELD OF USE expressly excludes (i) the manufacture of RECEIVERS, including the software supplied with RECEIVERS, and the sale of such RECEIVERS by manufacturers (but not the use of RECEIVERS by CONSUMERS or sale of RECEIVERS by LICENSEE or any sublicensee or its dealers or agents); (ii) the creation or origination of PROGRAMMING SERVICES and the sale of PROGRAMMING SERVICES by programmers (but not the use of PROGRAMMING SERVICES by CONSUMERS or sale of PROGRAMMING SERVICES by LICENSEE or any sublicensee or its dealers or agents); (iii) the COMMUNICATION of PROGRAMMING SERVICES produced for and targeted specifically for a professional, occupational, commercial, governmental or educational market, including continuing professional education; (iv) the COMMUNICATION of PROGRAMMING SERVICES through a cable or MMDS head-end facility, a broadcasting facility using a terrestrial propagation path, or a telephone system; (v) the COMMUNICATION of any signal from the ORBITAL SATELLITES to a CONSUMER at a RECEIVER, which involves changes to such signal or the insertion or inclusion of other signals in such signal at any point intermediate between the ORBITAL SATELLITES and a CONSUMER at a RECEIVER ; (vi) the delivery of computer software to RECEIVERS for purposes other than specifically to facilitate the use of PROGRAMMING SERVICES by a CONSUMER; and, (vii) the monitoring of the operations of any computer, including its output, at the CONSUMER'S location, for the purpose of developing commercially salable data. Notwithstanding the foregoing, the FIELD OF USE explicitly includes (i) the use of RECEIVERS by a CONSUMER within the FIELD OF USE, including the use by such CONSUMER of any capability of the RECEIVER which allows the CONSUMER to time shift the use of any PROGRAMMING SERVICES, (ii) the COMMUNICATION from a remote device such as a satellite receiver antenna to a CONSUMER'S location, such as, for example, through an apartment rooftop MDU installation, if no change is made in the retransmitted signal and the signal is merely amplified and/or retransmitted with no other signal inserted in or included with that retransmitted signal, (iii) the COMMUNICATION of services specifically designed to promote the use by a CONSUMER of PROGRAMMING SERVICES received by such CONSUMER from the ORBITAL SATELLITES, including any program guide which provides a CONSUMER schedule information and recording capabilities for PROGRAMMING SERVICES, and (iv) the provision of any service which allows the delivery of pay-per-view movies to a CONSUMER and the making of a record of a CONSUMER'S selection of pay-per-view movies for purposes of payment for such selected movies.

         8.03 "COMMUNICATION SYSTEM" means a system for the COMMUNICATION of PROGRAMMING SERVICES and the return path for the COMMUNICATION of information resulting from a CONSUMER'S use of such PROGRAMMING SERVICES.

          8.04 "SATELLITE COMMUNICATION SYSTEM" means a COMMUNICATION SYSTEM which uses any part or all of the ORBITAL SATELLITES for the COMMUNICATION of PROGRAMMING SERVICES from a terrestrial ground station and uses any means of COMMUNICATION, including satellite and terrestrial modes, for the return of information resulting from a CONSUMER'S use of such PROGRAMMING SERVICES.

          8.05 "PROGRAMMING SERVICES" as used herein means any programming content, including video, audio, voice services and/or data services delivered to, or intended to be delivered to, a CONSUMER through a RECEIVER, and all advertising content which is embedded in such PROGRAMMING SERVICES and which is directed to CONSUMERS.

          8.06 "CONSUMER," as used in this Agreement, means one or more individuals, including those located in single family households, multiple dwelling units, hotels and motels, public facilities such as bars or restaurants, commercial establishments such as offices and showrooms, vehicles, and airplanes, to the extent such individuals receive, by means of a RECEIVER, PROGRAMMING SERVICES intended solely for their use. Specifically, CONSUMER excludes individuals receiving and using information produced for and targeted specifically for a professional, occupational, commercial, governmental or educational market.

         8.07 "RECEIVER" means the apparatus which is used by a CONSUMER to receive, access, process and display PROGRAMMING SERVICES, emit PROGRAMMING SERVICES as sound or transmits any information resulting from a CONSUMER'S use of such PROGRAMMING SERVICES.

          8.08 "COMMUNICATION" means any activity relating to the communication, delivery, transmission, retransmission, distribution and/or transport of PROGRAMMING SERVICES, without modification of the programming content of such services, through a transmission station, such as a satellite uplink, to a remote location such as a satellite for purposes of further delivery to a RECEIVER and the return communication, delivery, transmission, distribution and/or transport of information resulting from a CONSUMER's use of such PROGRAMMING SERVICES, provided that the term COMMUNICATION specifically excludes the origination and/or creation of PROGRAMMING SERVICES.

          8.09 "ORBITAL SATELLITES" means the earth orbiting satellites in the geosynchronous orbital locations as specified by International Telecommunications Union (ITU) identified in the table below and operating at the specific frequencies and frequency bands for such locations as specified by ITU identified in the table below or any other location or frequencies for which the parties authorized by the Federal Communications Commission or their successors in interest on the EFFECTIVE DATE of this Agreement to operate at the locations and frequencies identified in the table below (or their successor in interest) may directly exchange for such identified locations and frequencies or otherwise acquire.

                Location              Frequency Band      Specific Frequencies
                --------              --------------      --------------------
          West Longitude 101(0)             Ku            All frequencies
          West Longitude 110(0)             Ku            Channels 28, 30, 32
          West Longitude 119(0)             Ku            Channels 22 through 32
          West Longitude  99(0)             Ka            All frequencies
          West Longitude 101(0)             Ka            All frequencies
          West Longitude 103(0)             Ka            All frequencies
          West Longitude 125(0)             Ka            All frequencies

         8.10 "AFFILIATE" means any person or entity controlling, controlled by or under the common control with the person or entity being referenced.

         8.11 "AFFILIATED" means that a person or entity is an AFFILIATE of the person or entity being referenced.

         8.12 "SUBLICENSEE" means any sublicensee of LICENSEE or their sublicensees.

         8.13 "EFFECTIVE DATE" means the date of execution of this Agreement by both parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written below.


         For  PEGASUS DEVELOPMENT               For  PMC SATELLITE
              CORPORATION                            DEVELOPMENT L.L.C.


         /s/ Ted S. Lodge    1/13/00            /s/ John C. Harvey   1/13/00
         ---------------------------            ----------------------------
         Signature              Date            Signature               Date

         Ted S. Lodge                           John C. Harvey
         Senior Vice President                  Managing Member

                                   SCHEDULE A
                                   PMC PATENTS

HARVEY PATENTS

United States Patent No. 4,694,490 for "Signal Processing Apparatus and Methods"

United States Patent No. 4,704,725 for "Signal Processing Apparatus and Methods"

United States Patent No. 4,965,825 for "Signal Processing Apparatus and Methods"

United States Patent No. 5,109,414 for "Signal Processing Apparatus and Methods"

United States Patent No. 5,233,654 for "Signal Processing Apparatus and Methods"

United States Patent No. 5,335,277 for "Signal Processing Apparatus and Methods"

United States Patent No. 5,887,243 for "Signal Processing Apparatus and Methods"

European Patent No. 0382764 for "Signal Processing Apparatus and Methods"

Japanese Patent No. 2676710 for "Signal Processing Apparatus and Methods"

Japanese Patent No. 2690676 for "Signal Processing Apparatus and Methods"



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                                   SCHEDULE B
                                PMC APPLICATIONS

PMC APPLICATIONS

United States Patent Applications for "Signal Processing Apparatus Methods"

Serial Number                            Filing Date
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08/113,329                              30-Aug-93
08/397,636                               2-Mar-95
08/435,757                               9-May-95
08/435,758                               9-May-95
08/437,044                               9-May-95
08/437,045                               9-May-95
08/437,635                               9-May-95
08/437,791                               9-May-95
08/437,819                               9-May-95
08/437,864                               9-May-95
08/437,887                               9-May-95
08/437,937                               9-May-95
08/438,011                               9-May-95
08/438,206                               9-May-95
08/438,216                               9-May-95
08/438,659                               9-May-95
08/439,668                              15-May-95
08/439,670                              15-May-95
08/440,837                              15-May-95
08/441,033                              15-May-95
08/441,575                              15-May-95
08/441,577                              15-May-95
08/441,701                              15-May-95
08/441,027                              16-May-95
08/441,749                              16-May-95
08/441,880                              16-May-95
08/441,996                              16-May-95
08/442,165                              16-May-95
08/442,335                              16-May-95
08/442,369                              16-May-95
08/442,383                              16-May-95
08/442,505                              16-May-95
08/442,507                              16-May-95
08/444,756                              19-May-95
08/444,758                              19-May-95
08/444,786                              19-May-95


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08/444,787                              19-May-95
08/444,788                              19-May-95
08/444,887                              19-May-95
08/445,045                              19-May-95
08/445,054                              19-May-95
08/445,290                              19-May-95
08/445,294                              19-May-95
08/445,296                              19-May-95
08/445,328                              19-May-95
08/446,124                              19-May-95
08/446,553                              19-May-95
08/446,579                              19-May-95
08/446,429                              22-May-95
08/446,431                              22-May-95
08/446,432                              22-May-95
08/446,494                              22-May-95
08/447,380                              23-May-95
08/447,415                              23-May-95
08/447,446                              23-May-95
08/447,447                              23-May-95
08/447,496                              23-May-95
08/447,502                              23-May-95
08/447,611                              23-May-95
08/447,621                              23-May-95
08/447,679                              23-May-95
08/447,711                              23-May-95
08/447,712                              23-May-95
08/447,724                              23-May-95
08/447,908                              23-May-95
08/447,938                              23-May-95
08/447,974                              23-May-95
08/447,977                              23-May-95
08/448,099                              23-May-95
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08/448,175                              23-May-95
08/448,251                              23-May-95
08/448,309                              23-May-95
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08/449,530                              23-May-95
08/449,901                              23-May-95
08/447,529                              24-May-95
08/448,644                              24-May-95
08/448,662                              24-May-95
08/448,810                              24-May-95


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08/448,977                              24-May-95
08/448,979                              24-May-95
08/449,097                              24-May-95
08/449,110                              24-May-95
08/449,248                              24-May-95
08/449,263                              24-May-95
08/449,281                              24-May-95
08/449,291                              24-May-95
08/449,302                              24-May-95
08/449,369                              24-May-95
08/449,413                              24-May-95
08/449,523                              24-May-95
08/449,532                              24-May-95
08/449,652                              24-May-95
08/449,702                              24-May-95
08/449,717                              24-May-95
08/449,800                              24-May-95
08/449,867                              24-May-95
08/451,203                              26-May-95
08/451,377                              26-May-95
08/451,746                              26-May-95
08/452,395                              26-May-95
08/458,760                              2-Jun-95
08/459,216                              2-Jun-95
08/459,218                              2-Jun-95
08/459,506                              2-Jun-95
08/459,507                              2-Jun-95
08/459,521                              2-Jun-95
08/459,522                              2-Jun-95
08/459,788                              2-Jun-95
08/460,043                              2-Jun-95
08/460,081                              2-Jun-95
08/460,085                              2-Jun-95
08/460,187                              2-Jun-95
08/460,256                              2-Jun-95
08/460,274                              2-Jun-95
08/460,387                              2-Jun-95
08/460,394                              2-Jun-95
08/460,556                              2-Jun-95
08/460,591                              2-Jun-95
08/460,592                              2-Jun-95
08/460,634                              2-Jun-95
08/460,677                              2-Jun-95
08/460,711                              2-Jun-95


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08/460,766                              2-Jun-95
08/460,770                              2-Jun-95
08/460,793                              2-Jun-95
08/460,817                              2-Jun-95
08/466,888                              6-Jun-95
08/466,890                              6-Jun-95
08/466,894                              6-Jun-95
08/468,324                              6-Jun-95
08/469,078                              6-Jun-95
08/469,103                              6-Jun-95
08/469,106                              6-Jun-95
08/469,108                              6-Jun-95
08/469,355                              6-Jun-95
08/469,612                              6-Jun-95
08/469,623                              6-Jun-95
08/470,051                              6-Jun-95
08/470,054                              6-Jun-95
08/470,448                              6-Jun-95
08/470,476                              6-Jun-95
08/470,571                              6-Jun-95
08/471,024                              6-Jun-95
08/471,191                              6-Jun-95
08/472,066                              6-Jun-95
08/511,491                              6-Jun-95
08/472,399                              7-Jun-95
08/472,462                              7-Jun-95
08/472,980                              7-Jun-95
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08/473,927                              7-Jun-95
08/473,997                              7-Jun-95
08/473,999                              7-Jun-95
08/474,119                              7-Jun-95
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08/474,146                              7-Jun-95
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08/474,496                              7-Jun-95
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08/474,964                              7-Jun-95
08/475,341                              7-Jun-95
08/475,342                              7-Jun-95
08/477,547                              7-Jun-95
08/477,564                              7-Jun-95
08/477,660                              7-Jun-95
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08/477,712                              7-Jun-95
08/477,805                              7-Jun-95
08/477,955                              7-Jun-95
08/478,544                              7-Jun-95
08/478,794                              7-Jun-95
08/478,864                              7-Jun-95
08/478,908                              7-Jun-95
08/479,042                              7-Jun-95
08/479,215                              7-Jun-95
08/479,374                              7-Jun-95
08/479,375                              7-Jun-95
08/479,414                              7-Jun-95
08/479,523                              7-Jun-95
08/479,524                              7-Jun-95
08/480,059                              7-Jun-95
08/480,383                              7-Jun-95
08/480,392                              7-Jun-95
08/482,573                              7-Jun-95
08/482,574                              7-Jun-95
08/482,857                              7-Jun-95
08/483,054                              7-Jun-95
08/483,169                              7-Jun-95
08/483,174                              7-Jun-95
08/483,269                              7-Jun-95
08/483,980                              7-Jun-95
08/484,275                              7-Jun-95
08/484,858                              7-Jun-95
08/484,865                              7-Jun-95
08/485,283                              7-Jun-95
08/485,507                              7-Jun-95
08/485,775                              7-Jun-95
08/486,258                              7-Jun-95
08/486,259                              7-Jun-95
08/486,266                              7-Jun-95
08/487,155                              7-Jun-95
08/487,397                              7-Jun-95
08/487,408                              7-Jun-95
08/487,410                              7-Jun-95
08/487,411                              7-Jun-95
08/487,428                              7-Jun-95
08/487,526                              7-Jun-95
08/487,536                              7-Jun-95
08/487,546                              7-Jun-95
08/487,556                              7-Jun-95


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08/487,565                              7-Jun-95
08/487,649                              7-Jun-95
08/487,851                              7-Jun-95
08/487,895                              7-Jun-95
08/487,981                              7-Jun-95
08/488,058                              7-Jun-95
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08/488,383                              7-Jun-95
08/488,436                              7-Jun-95
08/488,438                              7-Jun-95
08/488,439                              7-Jun-95
08/488,619                              7-Jun-95
08/488,620                              7-Jun-95
08/498,002                              7-Jun-95
08/474,145                              7-Jul-95



Country                   Serial No.                 Filing Date

Japan                     8-273536
                                                     October 16, 1996
                                                     (in Japan)

Europe                   96-1149358
                                                     September 8, 1988
                                                     (PCT filed)

PCT                      PCT/US88/03000
                                                     September 8, 1988


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                                 EXHIBIT 7.01(a)

[omitted and filed separately with the Commission]




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